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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                        JUNE 7, 2000 (MARCH 27, 2000)



                           SYNAGRO TECHNOLOGIES, INC.
                          (Exact name of registrant as
                            specified in its charter)



           DELAWARE                    0-21054                 76-0511324
       (State or other               (Commission             (IRS Employer
  jurisdiction of incorporation)     File Number)        Identification Number)



                             1800 BERING, SUITE 1000
                              HOUSTON, TEXAS 77057
              (Address of principal executive offices and zip code)


                                 (713) 369-1700
                         (Registrant's telephone number,
                              including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 This Form 8-K/A is being filed to amend Items 7(a) and (b) from the current report on Form 8-K filed on April 10, 2000.

         (a)      Financial Statements of Business Acquired.

                  The financial statements of Rehbein, Inc. were previously reported in the Company's definitive information statement filed on March 9, 2000. The financial statements of Whiteford Construction Co., Inc. are not required to be filed.

         (b)      Pro Forma Financial Information

                  The pro forma financial information including Rehbein Inc. was previously reported in the Company's definitive information statement filed on March 9, 2000. The pro forma financial information including Whiteford Construction Co., Inc. is not required to be filed.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYNAGRO TECHNOLOGIES, INC.



Dated: June 7, 2000                 By: /s/ MARK A. ROME
                                       ---------------------------------------
                                        Mark A. Rome, Executive Vice President


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